UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)       December 1, 2004
                                           ----------------------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)


          Delaware                   0-26323                 51-0402415
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


6355 Topanga Canyon Boulevard, Suite 510
Woodland Hills, California                           91367
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (818) 883-6716
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS.

     The Registrant reported that the Company has received a "Notice of Allowance" from the United States Patent and Trademark Office for the use of inhibitors, including antibodies, to interferon-gamma to treat Uveitis, an autoimmune condition causing inflammation inside the eye, as more specifically described in the press release filed as Exhibit 99.1.


EXHIBIT

Designation                              Description of Exhibit
99.1                                     Press Release dated 12/01/04.





                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED BIOTHERAPY, INC.
                                     (Registrant)


Date:  December 2, 2004              By:  /s/ Edmond Buccellato
                                          --------------------------------------
                                          Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS


Exhibit                                  Description
-------                                  -----------

99.1                                     Press Release dated 12/01/04.